EXHIBIT 99


                         FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":          Alloy Investors 2000, L.P.
                              Alloy Partners 2000, L.P.
                              Alloy Ventures 2000, L.P.
                              Alloy Ventures 2000, LLC
                              Alloy Annex I, L.P.
                              Alloy Annex I, LLC
                              Craig C. Taylor
                              John F. Shoch
                              J. Leighton Read, M.D.
                              Tony Di Bona
                              Daniel I. Rubin

Address:                      480 Cowpers Street, 2nd Floor
                              Palo Alto, CA  94301

Designated Filer:             Alloy Corporate 2000, L.P.

Issuer and Ticker Symbol:     Favrille, Inc. (FVRL)

Date of Event:                February 7, 2005


Each of the following is a Joint Filer with Alloy Corporate 2000, L.P. and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:


ALLOY CORPORATE 2000, L.P.

By:  Alloy Ventures 2000, LLC
     Its General Partner

By:  /s/ Douglas E. Kelly
     ------------------------------------------------
         Douglas E. Kelly, Managing Member


ALLOY INVESTORS 2000, L.P.

By:  Alloy Ventures 2000, LLC
     Its General Partner

By:  /s/ Douglas E. Kelly
     ------------------------------------------------
         Douglas E. Kelly, Managing Member


ALLOY PARTNERS 2000, L.P.

By:  Alloy Ventures 2000, LLC
     Its General Partner

By:  /s/ Douglas E. Kelly
     ------------------------------------------------
         Douglas E. Kelly, Managing Member








ALLOY VENTURES 2000, L.P.

By:  Alloy Ventures 2000, LLC
     Its General Partner

By:  /s/ Douglas E. Kelly
     ------------------------------------------------
         Douglas E. Kelly, Managing Member


ALLOY VENTURES 2000, LLC

By:  /s/ Douglas E. Kelly
     ------------------------------------------------
          Douglas E. Kelly, Managing Member


ALLOY ANNEX I, L.P.

By:  Alloy Annex I, LLC
     Its General Partner

By:  /s/ Douglas E. Kelly
     ------------------------------------------------
         Douglas E. Kelly, Managing Member


ALLOY ANNEX I, LLC

By:  /s/ Douglas E. Kelly
     ------------------------------------------------
         Douglas E. Kelly, Managing Member


/s/ Craig C. Taylor
-----------------------------------------------------
CRAIG C. TAYLOR


/s/ John F. Shoch
-----------------------------------------------------
JOHN F. SHOCH


/s/ Leighton Read, M.D.
-----------------------------------------------------
J. LEIGHTON READ, M.D.


/s/ Tony Di Bona
-----------------------------------------------------
TONY DI BONA


/s/ Daniel I. Rubin
-----------------------------------------------------
DANIEL I. RUBIN